Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AJ

EIGHTY-EIGHTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Eighty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.

Customer is currently utilizing CSG’s Recurring Credit Card Authorization Services and now desires to utilize CSG’s Card Account Update ("CAU") recurring services.  As a result, upon execution of this Amendment, "Card Account Update" is amended as follows in the Agreement:

a.	The following "Services Description" of Schedule C is deleted in its entirety:

"Card Account Update (sponsored by **** in Partnership with ******).  The basic Card Account Update will track and report replacement **** cardholder account numbers and expiration dates and automatically update them during the month a Customer's Subscriber's credit card expires for Customers that use ***** ******** ******** for recurring credit card processing."

and replaced as follows:

"Card Account Update ("CAU").  The Card Account Update will track and report replacement **** and ********** cardholder account numbers and expiration dates and will automatically update them for Customers that use ***** ********** for recurring credit and/or debit card processing."

b.

Exhibit C-3, "Card Account Update (***********)," to Schedule C to the Agreement is deleted in its entirety and replaced with "Exhibit C-3, Card Account Update," attached to this Amendment as Attachment 1 and incorporated herein by reference.

c.

TWC acknowledges that the provision of Card Account Update is contingent upon TWC having an agreement in place with ***** ********** (or having appropriate rights to participate under an agreement between an Affiliate and ***** **********).

2.

As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which include Exhibit C-3, "Card Account Update ("CAU")." Schedule F, "Fees," of the Agreement, shall be amended by deleting the following:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

       D. Credit Card (One Time and Recurring)

Description of Item/Unit of Measure	Frequency	Fee
Other:
3. Auto Update Recurring Credit Card Expiration Date (per updated items) (Note 2)	*******	$******

Note 2: Only clients with ***** as their merchant bank.  **** is the only credit card type offering the service of tracking and reporting replacement credit card numbers and expiration dates.

and replacing, as follows:

"CSG SERVICES

III. Payment Procurement

D. Card Account Update (One Time and Recurring)

Description of Item/Unit of Measure	Frequency	Fee
Other:
3. Card Account Update Transaction Fees (Note 2) (Note 3) (Note 4) (Note 5) (Note 6)
•Up to ****** transactions (*** ******) (Note 7)	*******	$******
•****** to ******* transactions (*** ******) (Note 7)	*******	$******
•Greater than ******* transactions (*** ******) (Note 7)	*******	$******

Note 2: Customer must have a separate agreement with ***** ********** as its merchant processor.

Note 3: Customer may incur additional fees under its agreement with ***** **********

Note 4: **** and ********** branded credit and debit cards are the only card brands currently supported.

Note 5:  ** ***** *** ************** **** ******* Customer and CSG are associated with Card Account Update.

Note 6: Card Account Update Transaction Fees are subject to increase pursuant to Section 5.4 of the Agreement, commencing in 2015.

Note 7: For purposes of clarification, "*** ******" in each case in the table above is based on each update received by CSG from the ***** ********** updater service which will include both the card number and the card expiration date.

3.

References to "(***********)" in  (i) Section 3.4, "Financial Services," (ii) "Additional Services - Exhibit C-3" in Schedule C, and (iii) "Exhibit C-3" of the Agreement are, upon the Effective Date herein, deleted.

4.

For avoidance of doubt, Participating Affiliates may use and receive Card Account Update without incurring any separate, additional fees hereunder other than those specified above, without any requirement that such Card Account Update be set forth in any such Participating Affiliate's Affiliate Addendum.  In addition to TWC's termination rights set for in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate's use of Card Account Update, if applicable, for convenience, without notice to CSG.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date").

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ David Wiehagen	By: /s/ Joseph T. Ruble
Name: David Wiehagen	Name: Joseph T. Ruble
Title: Vice President	Title: EVP,CAO & General Counsel
Date: July 22, 2014	Date: 25 July 2014

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment 1

to

Exhibit C-3

Card Account Update ("CAU")

1.

Card Account Update ("CAU").  CSG will submit a file on a monthly basis, on the ***** (***) day of each month, of Customer's Subscribers' accounts that have recurring credit and debit cards on file to ***** **********.  ***** ********** will update and return the updated card accounts file not more than **** (*) business days later which will automatically be entered into ACP.  Updates to such Customer's Subscribers' card accounts file shall include, but not limited to, card expiration dates, association changes, and information related to lost or stolen cards.  Fees assessed by ***** ********** for file updates will be billed directly to Customer, per a separate merchant agreement between Customer and ***** **********.

2.

Requirements.  Customer must use ***** ********** for credit card processing in order to utilize Card Account Update.  Customer acknowledges that Customer and ***** ********** must execute an agreement to use Card Account Update.  Customer also acknowledges that Card Account Update must be used with either CSG’s CCS® or ACSR® systems.  In addition, ***** ********** will register Customer with and be responsible for the applicable card association(s) for Card Account Update.

3.	Use of Card Information. Customer agrees that it shall keep all information and data accessed through Card Account Update in accordance with applicable card association rules.
4.	Intellectual Property.
(a)

No License.  Except for the right to use the service as set forth herein, Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with Card Account Update.

(b)

Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of ****, ***** **********, **********, or their respective affiliates, whether registered or unregistered, without the prior written consent of the applicable party.

5.

Data Accuracy.  Customer acknowledges that Card Account Update is only accurate to the extent a card issuer participates in the Service and that many card issuers do not participate in the Service.  Furthermore, Customer acknowledges that CSG is only responsible for the accurate transmission of the data provided to and from ***** **********, and is not responsible in any way for the accuracy or the completeness of data provided to or from ***** ********** by Customer or ***** **********.  which may be accessed as part of the Service.  At this time, Card Account Update only supports updates provided by **** and **********.

5.

Termination.  **** and/or ********** may terminate Customer’s participation in Card Account Update or terminate the Service in its entirety, at any time.  ***** **********’* bankcard processing relationship with Customer, and, thus, Card Account Update, may be terminated at any time pursuant to the terms and conditions set forth in the agreement entered into between Customer and ***** **********.  CSG assumes no liability of any kind that arises out of the termination of Customer’s participation in Card Account Update by ****, ********** or ***** ********** unless such termination is the result of actions taken or not taken by CSG.

6.

TWC Authorization.  By its execution of the Amendment, TWC acknowledges that it authorizes CSG to provide ***** ********** with a monthly file of TWC's Connected Subscribers' accounts with recurring credit and/or debit cards on file ("Subscriber Data"), subject to the terms of this Amendment. CSG is not responsible for ***** **********'* use of such Subscriber Data under the terms of the Agreement.  Notwithstanding the foregoing, CSG shall discontinue sending such Subscriber Data to ***** ********** upon TWC's written request (email is sufficient).